                      STATEMENT OF ADDITIONAL INFORMATION

                           AMERICAN AADVANTAGE FUNDS

                           -- PLATINUM CLASS (sm) --

                                 MARCH 1, 1996

      The American AAdvantage Money Market Fund (sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund (sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S. Treasury Money Market Fund (sm) (the "U.S. Treasury Money Market Fund") (individually, a "Fund" and, collectively, the "Funds") are three separate investment portfolios of the American AAdvantage Funds (the "Trust"). The Trust is an open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purposes and strategies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information relates only to the Platinum Class of the Funds.

      Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

      This Statement of Additional Information should be read in conjunction with the Platinum Class prospectus dated March 1, 1996 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 973-7977.

      This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

      In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

No Portfolio may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

      3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

      4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

      5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions.

      7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

      The corresponding Portfolio of the Money Market Fund (the "Money Market Portfolio"), as a fundamental policy, is restricted from purchasing the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Portfolio's interest holders.

      The following non-fundamental investment restrictions apply to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may:

      1. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

      2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

         All Portfolios, other than the Money Market Portfolio, may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.


                             TRUSTEES AND OFFICERS

      The Board provides broad supervision over the Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                    POSITION WITH
NAME, AGE, AND ADDRESS               EACH TRUST                     Principal Occupation During Past 5 Years
----------------------              -------------                   ----------------------------------------
William F. Quinn* (48)              Trustee and                     President, AMR Investment Services, Inc. (November
                                    President                       1986-Present); Chairman, American Airlines Employees
                                                                    Federal Credit Union (October 1989-Present); Trustee,
                                                                    American Performance Funds (September 1990-July 1994);
                                                                    Director, Crescent Real Estate Equities, Inc. (April
                                                                    1994 - Present); Trustee, American AAdvantage Mileage
                                                                    Funds (1995 - Present).

David G. Fox (72)                    Trustee                        Director, Capstead Mortgage Company (1985-1994);
5949 Sherry Lane                                                    Director, Southwestern Medical Foundation (1984-
Suite 1220, LB 125                                                  Present); Trustee, Shelter Ministries of Dallas (1993-
Dallas, Texas  75225-6521                                           Present); Member, Dallas Citizens Council (1967-
                                                                    Present); President, Dallas County Historical
                                                                    Foundation (1987-1993); Chairman of the Board, Sensible
                                                                    Metropolitan Area Rapid Transit (1987-1994); Chairman
                                                                    of the Board, State Fair of Texas (April 1988-April
                                                                    1993); Owner, David G. Fox Investments (1985-Present);
                                                                    Trustee, American AAdvantage Mileage Funds (1995 -
                                                                    Present).

John S. Justin (79)                  Trustee                        Chairman and Chief Executive Officer, Justin
2821 West Seventh Street                                            Industries, Inc. (a diversified holding company) (1969-
Fort Worth, Texas  76107                                            Present); Executive Board Member, Blue Cross/Blue
                                                                    Shield of Texas (1985-Present); Board Member, Zale
                                                                    Lipshy Hospital (June 1993-Present); Trustee, Texas
                                                                    Christian University (1980-Present); Director and
                                                                    Executive Board Member, Moncrief Radiation Center
                                                                    (1985-Present); Director, Texas New Mexico Enterprises
                                                                    (1984-1993); Director, Texas New Mexico Power Company
                                                                    (1979-1993); Trustee, American AAdvantage Mileage Funds
                                                                    (1995 - Present).

 Stephen D. O'Sullivan* (60)        Trustee                         Consultant (July 1994-Present); Vice President and
                                                                    Controller (April 1985-June 1994), American Airlines,
                                                                    Inc.; Trustee, American AAdvantage Mileage Funds (1995
                                                                    - Present).



                                    POSITION WITH
 Name, Age and Address               EACH TRUST                     Principal Occupation During Past 5 Years
 ---------------------              -------------                   ----------------------------------------
 Roger T. Staubach (54)             Trustee                         Chairman of the Board and Chief Executive Officer
 6750 LBJ Freeway                                                   (1982-present) and President (1983-1991) of The
 Dallas, TX  75240                                                  Staubach Company (a commercial real estate company);
                                                                    Director, Halliburton Company (1991-present); Director,
                                                                    First USA, Inc. (1993-present); Director, Brinker
                                                                    International (1993-present); Director, Columbus Realty
                                                                    Trust (1994-present); Member of the Advisory Board, The
                                                                    Salvation Army; Member of the Advisory Board, Dallas
                                                                    International Sports Commission; Member of the Advisory
                                                                    Board, Hartford Whalers Hockey Club; Trustee, Institute
                                                                    for Aerobics Research; Member of Executive Council,
                                                                    Daytop/Dallas; former quarterback of the Dallas Cowboys
                                                                    professional football team; Trustee, American
                                                                    AAdvantage Mileage Funds (1995 - Present).

 Nancy A. Eckl (33)                 Vice President                  Vice President (December 1990-Present), AMR Investment
                                                                    Services, Inc.

 Michael W. Fields (42)             Vice President                  Vice President, AMR Investment Services, Inc. (August
                                                                    1988-Present).

 Barry Y. Greenberg (32)            Vice President and              Director, Legal and Compliance, AMR Investment
                                    Assistant Secretary             Services, Inc. (July 1995-Present); Branch Chief (May
                                                                    1992-June 1995) and Staff Attorney (August 1988-May
                                                                    1992), Securities and Exchange Commission Fort Worth
                                                                    Branch Office.

 Rebecca L. Harris (29)             Treasurer                       Director of Finance (May 1995-Present), Controller
                                                                    (November 1991-April 1995), AMR Investment Services,
                                                                    Inc.; Financial Analyst, Sabre Travel Information
                                                                    Network (December 1990-October 1991).

 John B. Roberson (37)              Vice President                  Vice President (June 1991-Present), Assistant Vice
                                                                    President (August 1988-May 1991), AMR Investment
                                                                    Services, Inc.

 Janice B. Schwarz (36)             Assistant Secretary             Senior Compliance Analyst, AMR Investment Services,
                                                                    Inc. (December 1990-Present).

 Clifford J. Alexander (52)         Secretary                       Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (43)                Assistant Secretary             Partner, Kirkpatrick & Lockhart LLP (law firm)

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and the AMR Trust as defined by the 1940 Act.

   All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

   As compensation for their service to the Trusts, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the

Trustees' income tax on the value of this free airline travel. These amounts are reflected in the following table for the fiscal year ended October 31, 1995.

Total
                                                  Pension or
                              Aggregate           Retirement               Estimated           Compensation
                            Compensation      Benefits Accrued as           Annual                From
                              From the            Part of the            Benefits Upon          AAdvantage
 Name of Trustee                Trust          Trust's Expenses           Retirement          Funds Complex
 ---------------                -----          ----------------           ----------         ---------------
 William F. Quinn                 $0                   $0                      $0                   $0
 David G. Fox                   $27,511                $0                      $0                 $27,511
 John S. Justin                 $14,475                $0                      $0                 $14,475
 Stephen D. O'Sullivan            $0                   $0                      $0                   $0
 Roger T. Staubach (1)            $0                   $0                      $0                   $0


           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

      As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1993, $7,827,000 of which approximately $2,280,000 was paid by the Manager to the other investment advisers; 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; and 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000 and $29,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments to portfolios of the Trust other than the Funds.

      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Trust. Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1993, $1,544,000; 1994, $1,473,000 and 1995, $2,731,000. Administrative service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively. These amounts include payments to portfolios of the Trust other than the Funds.

      Brokers Transaction Services, Inc., as distributor of the Funds, receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds.


                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                              EXPENSE LIMITATIONS

      Subject to certain state law expense limits, the Trust pays all of its expenses (including its share of the Portfolios' expenses) other than those expressly assumed by the Manager. The most restrictive state expense limit currently imposed is 2.5% of a Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets. If a Fund's expenses exceed any applicable state expense limits, the Manager would have to bear such excess expenses in order for the Trust to continue selling its shares in that

------------------------------
(1) Mr. Staubach became a Trustee in May 1995 and did not receive tax reimbursement payments during fiscal year 1995 for his travel during that year.

state. Any excess expenses assumed by the Manager can be reimbursed monthly whenever a Fund's expenses are below applicable expense limits.


                                NET ASSET VALUE

      It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. These Funds' corresponding Portfolios' investment securities are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks.


                                TAX INFORMATION

TAXATION OF THE FUNDS

      To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      * Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income ;

      * Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that are not directly related to the Fund's principal business of investing in securities, that are held for less than three months ("Short-Short Limitation");

      * Diversify its investments in securities within certain statutory limits; and

      * Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").

      The Funds have received a ruling from the Internal Revenue Service ("IRS") that each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

TAXATION OF THE PORTFOLIOS

      The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      Because the ruling from the IRS provides, as noted above, that each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

      The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS

      Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

      Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

      The Platinum Class of the Funds commenced operations on November 7, 1995 For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Funds have adopted the performance of the Institutional Class of the Funds for periods prior to the inception date. The performance figures for the Platinum Class will be lower, however, because the performance figures for the Institutional Class do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.

      A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                                                        365/7
            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)     ] - 1

      The current and effective yields for the Institutional Class of the Funds are as follows:

                                       Current daily       Current yield for      Effective yield for
                                        yield as of          the seven-day          the seven-day
                                        October 31,          period  ended          period ended
                                           1995             October 31, 1995       October 31, 1995
                                           ----             ----------------       ----------------
Institutional Class
-------------------
   Money Market Fund                       5.76%                 5.74%                   5.90%
   Municipal Money Market Fund             3.84%                 3.83%                   3.90%
   U.S. Treasury Money Market Fund         5.52%                 5.54%                   5.70%

      The Municipal Money Market Fund may also advertise a tax-equivalent current and effective yield. The tax- equivalent yields are calculated as follows:

     CURRENT YIELD/(1 - APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

   EFFECTIVE YIELD/(1 - APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD

Based on these formulas, the current and effective tax-equivalent yields for the Institutional Class of the Municipal Money Market Fund for the seven day periods ending October 31, 1995 were 5.89% and 6.00%, respectively (based upon a 39.6% personal tax rate).

      The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                       n
                               P(1 + T) = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

      Based on this formula, annualized total returns for the Institutional Class were as follows for the periods indicated:

                                                For the one-
                                                 year period     For the five-year    For the period from the
                                                   ended           period ended        commencement of active
                                                 October 31,        October 31,         operations through
                                                    1995              1995 (2)          October 31, 1995 (1)
                                                    ----             ---------          --------------------
    Institutional Class
    -------------------
      Money Market Fund                             5.96%              4.93%                   6.27%
      Municipal Money Market Fund (3)               3.75%                N/A                   3.10%
      U.S. Treasury Money Market Fund               5.67%                N/A                   4.05%

    (1) Inception dates are as follows: Money Market Fund, September 1, 1987; Municipal Money Market Fund, November 10, 1993; and U.S. Treasury Money Market Fund, March 2, 1992.

    (2) The Municipal Money Market Fund and U.S. Treasury Money Market Fund had not commenced active operations as of November 1, 1990.

    (3) Management and Administrative Services fees have been waived for the Municipal Money Market Fund since its inception. Performance prior to fee waivers for the periods shown are 3.54% and 2.89% for the one year and the since inception periods, respectively ,through October 31, 1995.

   Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

   In reports or other communications to shareholders or in advertising material, each Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times" and the "Wall Street Journal." Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.


                            DESCRIPTION OF THE TRUST

   The Trust, organized on January 16, 1987, is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.


                      CONTROL PERSONS AND 5% SHAREHOLDERS

   The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:

American AAdvantage Municipal Money Market Fund
Southwest Securities, Inc . . . . . . . . . . . . . . . . . . . . . . . . . .99%
1201 Elm Street, Suite 4300
Dallas, Texas 75270

American AAdvantage U.S. Treasury Money Market Fund
Southwest Securities, Inc . . . . . . . . . . . . . . . . . . . . . . . . . .74%
1201 Elm Street, Suite 4300
Dallas, Texas 75270

   Southwest Securities, Inc. owns 100% of the shares of the Platinum Class of the Money Market Fund, the Municipal Money Market Fund and the U.S. Treasury Money Market Fund.

   In addition, the following persons own more than 5% of the outstanding shares of a Fund as of January 31, 1996:

American AAdvantage Money Market Fund                                Total Fund
-------------------------------------                                ----------
NA Bank & Co.                                                             11%
   P.O. Box 2180
   Tulsa, Oklahoma 74101
City of Chicago International Airport Revenue Bonds                        8%
   Harris Trust and Savings Bank(Indenture Trust Division)
   P.O. Box 755
   Chicago, Illinois 60690
Alliance Airport Authority                                                 7%
   Bank One, Texas, NA (Corporate Trust Department)
   500 Throckmorton
   Fort Worth, Texas 76113-2604
Dallas/Fort Worth International Airport Revenue Bonds                      7%
   Ameritrust Texas, N.A. (Corporate Trust Department)
   P.O. Box 2320
   Dallas, TX 75221-2320
NationsBank Trust Department (Securities Lending Assets)                   6%
   P.O. Box 83222, BC 492-16
   Dallas, Texas 75283
Shell Oil Company                                                          5%
   Two Shell Plaza
   P.O. Box 2099
   Houston, TX 77252
Southwest Securities, Inc.                                                 5%
   1201 Elm Street, Suite 4300
   Dallas, Texas 75270
Tulsa Municipal Airport Trust                                              5%
   Bank of Oklahoma Trust Administration
   P.O. Box 3200
   Tulsa, Oklahoma 74192

American AAdvantage U.S. Treasury Money Market Fund
---------------------------------------------------
Hare & Co.                                                                 6%
   Bank of New York
   One Wall Street
   New York, NY 10286
Lone Star Airport Improvement Authority                                    6%
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670
All Saints Hospital                                                        5%
   1400 8th Avenue
   Fort Worth, Texas 76104
Grapevine Industrial Development Corp                                      5%
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670


                               OTHER INFORMATION

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates .

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle, that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations-Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to municipal lease obligations ("MLOs") purchased by the corresponding Portfolio of the Municipal Money Market Fund, the Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

      Thomson BankWatch ("Bankwatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

      Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      IBCA's two highest long-term obligation ratings are AAA and AA. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1 or A-2.

      IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F- 1+ and F-1 ratings.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short- term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

      U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks,

Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

      The American AAdvantage Funds' Annual Report to shareholders for the fiscal year ended October 31, 1995 is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                               TABLE OF CONTENTS



Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Management, Administrative Services and Distribution Fees . . . . . . . . . . .


Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Expense Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . .


Description of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . .


Control Persons and 5% Shareholders . . . . . . . . . . . . . . . . . . . . . .


Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                      STATEMENT OF ADDITIONAL INFORMATION

                          AMERICAN AADVANTAGE FUNDS(R)

                                  AMR CLASS(SM)
                              INSTITUTIONAL CLASS
                               PLANAHEAD CLASS(SM)

                                 MARCH 1, 1996

        The American AAdvantage Balanced Fund(sm) (the "Balanced Fund"), American AAdvantage Growth and Income Fund(sm), formerly the American AAdvantage Equity Fund (the "Growth and Income Fund"), American AAdvantage International Equity Fund(sm) (the "International Equity Fund"), American AAdvantage Limited-Term Income Fund(sm), formerly the American AAdvantage Fixed Income Fund (the "Limited-Term Income Fund"), American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund") and American AAdvantage U.S. Treasury Money Market Fund(sm) (the "U.S. Treasury Money Market Fund"), (individually, a "Fund" and collectively, the "Funds") are seven separate investment portfolios of the American AAdvantage Funds (the "Trust") a no-load, open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purpose and strategy. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information relates to the AMR, Institutional and PlanAhead Classes of the Trust.

         Each Fund will seek its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

         This Statement of Additional Information should be read in conjunction with an AMR Class, Institutional Class or PlanAhead Class prospectus dated March 1, 1996, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 423-7526 for a PlanAhead Class Prospectus or
(817) 967-3509 for an Institutional or AMR Class Prospectus.

         This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

         Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

                 Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

         All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

         In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

No Portfolio may:

         1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

         2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

         3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

         4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

         5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act"), including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

         6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and the International Equity Portfolio may engage in currency futures and forward currency contracts.

         7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

         The corresponding Portfolio of the Money Market Fund (the "Money Market Portfolio"), as a fundamental policy, is restricted from purchasing the securities of other investment companies except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Portfolio's interest holders.

         The following non-fundamental investment restrictions apply to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board. No Portfolio may:

         1. Purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

         2. Purchase or retain the securities of an issuer if, to the AMR Trust's knowledge, one or more of the trustees or officers of the AMR Trust, or the investment adviser responsible for the investment of the AMR Trust's assets or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

         All Portfolios, other than the Money Market Portfolio, may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

         In addition, no Portfolio may invest in warrants, except as permitted by its investment policies as described in the Prospectus, provided that no such Portfolio shall invest more than 5% of its net assets, valued at the lower of cost or market, in warrants or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges.


                             TRUSTEES AND OFFICERS

         The Board provides broad supervision over the Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below together, with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                     POSITION WITH
 NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------            ----------------------------------------
 William F. Quinn* (48)              Trustee and President    President, AMR Investment Services, Inc. (November 1986-
                                                              Present); Chairman, American Airlines Employees Federal
                                                              Credit Union (October 1989-Present); Trustee, American
                                                              Performance Funds (September 1990-July 1994); Director,
                                                              Crescent Real Estate Equities, Inc. (April 1994 -
                                                              Present); Trustee, American AAdvantage Mileage Funds
                                                              (1995 - Present).

 David G. Fox (72)                   Trustee                  Director, Capstead Mortgage Company (1985-1994);
 5949 Sherry Lane                                             Director, Southwestern Medical Foundation (1984-
 Suite 1220, LB 125                                           Present); Trustee, Shelter Ministries of Dallas (1993-
 Dallas, Texas  75225-6521                                    Present); Member, Dallas Citizens Council (1967-
                                                              Present); President, Dallas County Historical Foundation
                                                              (1987-1993); Chairman of the Board, Sensible
                                                              Metropolitan Area Rapid Transit (1987-1994); Chairman of
                                                              the Board, State Fair of Texas (April 1988-April 1993);
                                                              Owner, David G. Fox Investments (1985-Present); Trustee,
                                                              American AAdvantage Mileage Funds (1995 - Present).

 John S. Justin (79)                 Trustee                  Chairman and Chief Executive Officer, Justin Industries,
 2821 West Seventh Street                                     Inc. (a diversified holding company) (1969-Present);
 Fort Worth, Texas  76107                                     Executive Board Member, Blue Cross/Blue Shield of Texas
                                                              (1985-Present); Board Member, Zale Lipshy Hospital (June
                                                              1993-Present); Trustee, Texas Christian University
                                                              (1980-Present); Director and Executive Board Member,
                                                              Moncrief Radiation Center (1985-Present); Director,
                                                              Texas New Mexico Enterprises (1984-1993); Director,
                                                              Texas New Mexico Power Company (1979-1993); Trustee,
                                                              American AAdvantage Mileage Funds (1995 - Present).

 Stephen D. O'Sullivan* (60)         Trustee                  Consultant (July 1994-Present); Vice President and
                                                              Controller (April 1985-June 1994), American Airlines,
                                                              Inc.; Trustee, American AAdvantage Mileage Funds (1995 -
                                                              Present).

                                     POSITION WITH
  NAME, AGE AND ADDRESS               EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------            ----------------------------------------
 Roger T. Staubach (54)              Trustee                  Chairman of the Board and Chief Executive Officer (1982-
 6750 LBJ Freeway                                             present) and President (1983-1991) of The Staubach
 Dallas, TX  75240                                            Company (a commercial real estate company); Director,
                                                              Halliburton Company (1991-present); Director, First USA,
                                                              Inc. (1993-present); Director, Brinker International
                                                              (1993-present); Director, Columbus Realty Trust (1994-
                                                              present); Member of the Advisory Board, The Salvation
                                                              Army; Member of the Advisory Board, Dallas International
                                                              Sports Commission; Member of the Advisory Board,
                                                              Hartford Whalers Hockey Club; Trustee, Institute for
                                                              Aerobics Research; Member of Executive Council,
                                                              Daytop/Dallas; former quarterback of the Dallas Cowboys
                                                              professional football team; Trustee, American AAdvantage
                                                              Mileage Funds (1995 - Present).

 Nancy A. Eckl (33)                  Vice President           Vice President (December 1990-Present), AMR Investment
                                                              Services, Inc.

 Michael W. Fields (42)              Vice President           Vice President, AMR Investment Services, Inc. (August
                                                              1988-Present).

 Barry Y. Greenberg (32)             Vice President and       Director, Legal and Compliance, AMR Investment Services,
                                     Assistant Secretary      Inc. (July 1995-Present); Branch Chief (May 1992-June
                                                              1995) and Staff Attorney (August 1988-May 1992),
                                                              Securities and Exchange Commission.

 Rebecca L. Harris (28)              Treasurer                Director of Finance (May 1995-Present), Controller
                                                              (November 1991-April 1995), AMR Investment Services,
                                                              Inc.; Financial Analyst, Sabre Travel Information
                                                              Network (December 1990-October 1991).

 John B. Roberson (37)               Vice President           Vice President (June 1991-Present), Assistant Vice
                                                              President (August 1988-May 1991), AMR Investment
                                                              Services, Inc.

 Janice B. Schwarz (36)              Assistant Secretary      Senior Compliance Analyst, AMR Investment Services, Inc.
                                                              (December 1990-Present).

 Clifford J. Alexander (52)          Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm)

 Robert J. Zutz (43)                 Assistant Secretary      Partner, Kirkpatrick & Lockhart LLP (law firm)

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust as defined by the 1940 Act.

         All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.

         As compensation for their service to the Trusts, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. These amounts are reflected in the following table for the fiscal year ended October 31, 1995.

                                                        Pension or
                                                        Retirement             Estimated             Total
                                Aggregate           Benefits Accrued as          Annual           Compensation
                               Compensation             Part of the             Benefits          From American
                                 From the              AAdvantage                 Upon           AAdvantage Fund
Name of Trustee                   Trust              Trust's Expenses          Retirement           Complex
---------------                   -----              ----------------          ----------           -------
William F. Quinn                   $0                       $0                     $0                   $0
David G. Fox                     $27,510                    $0                     $0                 $27,510
John S. Justin                   $14,475                    $0                     $0                 $14,475
Stephen D. O'Sullivan              $0                       $0                     $0                   $0
Roger T. Staubach(1)               $0                       $0                     $0                   $0


           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

         As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1993, $7,827,000 of which approximately $2,280,000 was paid by the Manager to the other investment advisers; 1994, $6,950,000 of which approximately $2,965,000 was paid by the Manager to the other investment advisers; and 1995 $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $214,000 and $29,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively.

         Prior to August 1, 1994, shareholders of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds ("Variable NAV Funds") were required to enter into a Shareholder Services Agreement with the Manager which obligated the Manager to provide or oversee on behalf of the shareholder's account certain administrative and management services (other than investment advisory services). Shareholder services fees for the fiscal year ended October 31, 1993 were approximately $1,244,000. Effective August 1, 1994, shareholder services agreements were eliminated and replaced by an administrative services fee paid by each of the Variable NAV Funds to the Manager. Shareholder services fees for the nine months ended July 31, 1994 were approximately $1,292,000.

         In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds.
Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1993, $1,544,000; 1994, $1,473,000; and 1995,
$2,731,000. Administrative service fees in the amount of approximately $14,000 and $9,000 were waived by the Manager during the fiscal years ended October 31, 1994 and 1995, respectively.

         On September 1, 1995, Brokers Transaction Services, Inc. ("BTS"), became distributor of the Funds' shares, and as such began receiving an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds. Prior to this date, the Trust was self-distributed.


                          APPROACH TO STOCK SELECTION

         Investment advisers to the corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the investment advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.

__________________________________

(1) Mr. Staubach became a Trustee in May 1995 and did not receive tax reimbursement payments during fiscal year 1995 for his travel during that year.

                              REDEMPTIONS IN KIND

         Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.



                              EXPENSE LIMITATIONS

         Subject to certain state law expense limits, the Trust pays all of its expenses (including its share of the Portfolios' expenses) other than those expressly assumed by the Manager. The most restrictive state expense limit currently imposed is 2.5% of a Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets. If a Fund's expenses exceed any applicable state expense limits, the Manager would have to bear such excess expenses in order for the Trust to continue selling its shares in that state. Any excess expenses assumed by the Manager can be reimbursed monthly whenever a Fund's expenses are below applicable expense limits.


                         INVESTMENT ADVISORY AGREEMENTS

         Separate Investment Advisory Agreements between the investment advisers of the corresponding Portfolios of the Balanced, Growth and Income, International Equity and Limited-Term Income Funds and the AMR Trust, as described in the Prospectus, were approved and became effective as of October 1, 1995. Prior to that date, these Funds had entered into Investment Advisory Agreements with the same investment advisors. On October 1, 1995, each Fund Investment Advisory Agreement was amended to provide that to the extent a Fund invests all of its investable assets in its corresponding Portfolio, the adviser will not receive an advisory fee under that Agreement.

         Each such Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.


                       PORTFOLIO SECURITIES TRANSACTIONS

         The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

         In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the applicable Portfolio, to the Manager and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause a Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction.
The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.

For the fiscal years ended October 31, 1993, October 31, 1994, and October 31, 1995; the following brokerage commissions were paid by the Funds.

Fund                          1993                1994                1995
----                          ----                ----                ----
Balanced                      $284,089            $228,250            $388,253
Growth and Income             $416,448            $300,096            $590,364
International Equity          $115,463            $391,301            $422,670
Limited-Term Income           $0                  $0                  $0
Money Market Funds            $0                  $0                  $0

For the fiscal years ended October 31, 1994 and October 31, 1995, the portfolio turnover rates for the Funds were as follows:

Fund                                  1994                  1995
----                                  ----                  ----
Balanced Fund                         48%                    73%
Growth and Income Fund                23%                    26%
International Equity Fund             37%                    21%
Limited-Term Income Fund              94%                   183%

High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

         The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. No investment adviser provides any services to the Trust except portfolio investment management and related recordkeeping services. However, with disclosure to and pursuant to written guidelines approved by the Trustees, an investment adviser of a Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. During the fiscal year ended October 31, 1993, the Balanced Fund and the Growth and Income Fund paid $1,150 and $750, respectively, in brokerage commissions to Sutro & Company, an affiliate of Independence Investment Associates, an investment adviser to the Balanced Fund and the Growth and Income Fund. The percentages of total commissions of the Balanced and Growth and Income Funds paid to Sutro in 1993 were 0.4% and 0.2%, respectively. The transactions represented 0.2% of the Balanced Fund's and 0.1% of the Growth and Income Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 1993. The Funds did not execute any portfolio transactions in fiscal year 1994 with affiliated brokers. During the fiscal year ended October 31, 1995, the International Equity Fund paid $18,937 in brokerage commissions to Morgan Stanley, Inc., an affiliate of Morgan Stanley Asset Management, an investment adviser to the International Equity Fund, and the Balanced Fund paid $18 in brokerage commissions to Sutro & Company. The percentage of total commission of the International Equity Fund paid to Morgan Stanley in 1995 was 4% representing 8% of the International Equity Fund's total dollar value of transactions. The percentage of total commission of the Balanced Fund paid to Sutro & Company in 1995 was 0.005% representing 0.03% of the Balanced Fund's total dollar value of transactions.

                                NET ASSET VALUE

         It is the policy of the Money Market Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund (collectively the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the corresponding Portfolios of the Money Market Funds to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.


                                TAX INFORMATION

TAXATION OF THE FUNDS

         To qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

         - Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including gains from futures or forward contracts ("Income Requirement");

         - Derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or (in the case of the International Equity Fund) foreign currencies (or futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or futures with respect thereto), that are held for less than three months ("Short-Short Limitation");

         - Diversify its investments in securities within certain statutory limits; and

         - Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").

         The Funds have received a ruling from the Internal Revenue Service ("IRS") that each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

         See the next section for a discussion of the tax consequences to the Balanced, Growth and Income and International Equity Funds of investments in passive foreign investment companies ("PFICs") by the Balanced, Growth and Income and International Equity Portfolios (collectively "Equity Portfolios"), respectively, and, in the case of the International Equity Fund, of engaging in hedging transactions by the International Equity Portfolio.

TAXATION OF THE PORTFOLIOS

         The Portfolios have received a ruling from the IRS to the effect that, among other things, each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

         Because the ruling from the IRS provides, as noted above, that each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

         Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

         A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities (or, in the case of the International Equity Portfolio, certain futures or forward contracts) held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         If an Equity Portfolio acquires stock in a foreign corporation that is a PFIC and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Equity Portfolios currently do not intend to acquire securities that are considered PFICs.

        Hedging strategies, such as entering into forward contracts and selling and purchasing futures contracts, involve complex rules that will determine for federal income tax purposes the character and timing of recognition of gains and losses the International Equity Portfolio realizes in connection therewith. The International Equity Fund's share of the corresponding Portfolio's (1) income from foreign currencies (except certain gains that may be excluded by future regulations) and (2) income from transactions in futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will qualify as allowable income for the Fund under the Income Requirement. Income from the Portfolio's disposition of foreign currencies, and futures and forward contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or futures with respect thereto) also will be subject to the Short-Short Limitation for the Fund if they are held for less than three months.

         For purposes of determining whether the International Equity Fund satisfies the Short-Short Limitation, if the International Equity Portfolio satisfies certain requirements, an increase in value of a position that is part of a designated hedge will be offset by any decrease in value (whether realized or not) of the contra hedging position during the period of the hedge. Thus, only the net gain (if any) will be included in gross income for purposes of that limitation.

         Dividends and interest received by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

TAXATION OF THE FUNDS' SHAREHOLDERS

         A portion of the dividends from a Fund's investment company taxable income, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund (directly or through its corresponding Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. No dividends paid by the Money Market Funds, the International Equity Fund or the Limited-Term Income Fund are expected to be eligible for this deduction.

         Distributions by the Municipal Money Market Fund of the amount by which income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

         Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If more than 50% of the value of the International Equity Fund's total assets (including its share of the International Equity Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable the Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income (including its share of the Portfolio's income) from foreign and U.S. possessions sources and its share of the taxes paid by the Portfolio to foreign countries and U.S. possessions.

         The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                       YIELD AND TOTAL RETURN QUOTATIONS

         A quotation of yield on shares of each class of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the corresponding Portfolios of the Money Market Funds, and the applicable class's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

         The yields of the Money Market Funds may be calculated in one of two ways:

         (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account, but this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a class of a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

         (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

                                                        365/7
            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)     ] - 1

         Based on these formulas, the current and effective yields were as follows for the periods and Funds indicated:

                                                                       Current yield for the     Effective yield for the
                                             Current daily yield as      7 day period ended        7 day period ended
                                              of October 31, 1995         October 31, 1995           October 31, 1995
                                              -------------------         ----------------           ----------------
 Institutional Class
 -------------------
          Money Market Fund                          5.76%                      5.74%                     5.90%
          Municipal Money Market Fund                3.84%                      3.83%                     3.90%
          U.S. Treasury Money Market Fund            5.52%                      5.54%                     5.70%

 PlanAhead Class
 ---------------
          Money Market Fund                          5.47%                      5.45%                     5.59%
          Municipal Money Market Fund                3.50%                      3.49%                     3.55%
          U.S. Treasury Money Market Fund            5.06%                      5.08%                     5.21%

         The Municipal Money Market Fund also may advertise a tax equivalent current and effective yield. The tax equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX EQUIVALENT YIELD

Based on these formulas, the current and effective tax equivalent yields for the Municipal Money Market Fund for the seven day periods ending October 31, 1995 were:

 Class                                                               Tax Equivalent Yield         Tax Equivalent Yield
 -----                                                               --------------------         --------------------
 Institutional (based on a 35.0% corporate tax rate)                        5.89%                         6.00%
 PlanAhead (based on a 39.6% personal tax rate)                             5.78%                         5.88%

         The advertised yields for each class of the Variable NAV Funds are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of a Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:

                                               6
                            YIELD = 2{(A-B + 1)  - 1}
                                       ---
                                       CD

where, with respect to a particular class of a Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period. Based on this formula, the estimated 30-day yield for the period ended October 31, 1995 for the Limited-Term Income Fund was 6.46%, 6.20% and 5.90%, for the AMR, Institutional and PlanAhead Classes, respectively.

                 Each class of the Limited-Term Income Fund may also advertise a monthly distribution rate. The distribution rate gives the return of the class based solely on the dividend payout to that class if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:


                    MONTHLY DISTRIBUTION RATE = A/P* (365/N)

where, with respect to a particular class of shares, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "N" is the number of days in the month. Based on this formula, the monthly dividend rate for the AMR, Institutional and PlanAhead Classes of the Limited-Term Income Fund for the month of October 1995 was 6.86%, 6.60% and 6.34%, respectively. The "monthly dividend rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

         The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

         Based on this formula, annualized total returns were as follows for the periods and Funds indicated:


                                                                                         For the period from
                                                                                         the commencement of
                                   For the one-year             For the five-year         active operations
                                     period ended                 period ended                 through
                                  October 31, 1995(1)         October 31, 1995(1)(2)     October 31,1995(1)(3)
                                 --------------------         ----------------------     ---------------------
AMR Class
---------
  Balanced Fund                             19.77%                 14.23%                 10.06%
  Growth and Income Fund                    21.03%                 17.49%                 11.00%
  International Equity Fund                  8.18%                    N/A                  9.55%
  Limited-Term Income Fund                   8.22%                  7.10%                  7.25%
Institutional Class
-------------------
  Balanced Fund                             19.39%                 14.15%                 10.02%
  Growth and Income Fund                    20.69%                 17.41%                 10.95%
  International Equity Fund                  7.90%                    N/A                  9.48%
  Limited-Term Income Fund                   8.18%                  7.06%                  7.22%

                                                                                                      For the period from
                                                                                                      the commencement of
                                                For the one-year             For the five-year         active operations
                                                  period ended                 period ended                through
                                               October 31, 1995(1)         October 31, 1995(1)(2)     October 31,1995(1)(3)
                                              --------------------         ----------------------     ---------------------
               Money Market Fund                          5.96%                  4.93%                  6.27%
               Municipal Money Market Fund (4)            3.75%                    N/A                  3.10%
               U.S. Treasury Money Market Fund            5.67%                    N/A                  4.05%
             PlanAhead Class
             ---------------
               Balanced Fund (5)                         19.06%                 14.07%                  9.97%
               Growth and Income Fund                    20.14%                 17.27%                 10.87%
               International Equity Fund                  7.37%                    N/A                  9.31%
               Limited-Term Income Fund (5)               7.83%                  6.99%                  7.18%
               Money Market Fund                          5.60%                  4.84%                  6.21%
               Municipal Money Market Fund (4)            3.39%                    N/A                  2.88%
               U.S. Treasury Money Market Fund            5.19%                    N/A                  3.89%

         (1) The Institutional Class is the initial class for each Fund. The AMR Class and PlanAhead Class were not in existence prior to August 1, 1994. Total returns for the PlanAhead and AMR Classes for the periods ended October 31, 1995 reflect Institutional Class returns from the date of commencement of operations of each of these Funds through July 31, 1994 and returns of the applicable class for the period August 1, 1994 (commencement of operations of the new classes) through October 31, 1995. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire periods.

         (2) The International Equity Fund, Municipal Money Market Fund and U.S. Treasury Money Market Fund had not commenced active operations as of November 1, 1990.

         (3) The Institutional Class of the Balanced Fund and the Growth and Income Fund commenced active operations on July 17, 1987; the Money Market Fund on September 1, 1987, the Limited-Term Income Fund on December 3, 1987, the International Equity Fund on August 7, 1991, the U.S. Treasury Money Market Fund on March 2, 1992 and the Municipal Money Market Fund on November 10, 1993. The PlanAhead and AMR Classes of all the Funds commenced active operations on August 1, 1994.

         (4) Management and Administrative Services fees have been waived for the Municipal Money Market Fund since its inception. Performance prior to fee waivers for the periods shown are:

                                                                                   For the period from the
                                                                                     commencement of active
                                                For the one-year period ended          operations through
          Municipal Money Market Fund              October 31, 1995                     October 31, 1995
          ---------------------------           ------------------------------      -----------------------
          Institutional Class                               3.54%                             2.89%
          PlanAhead Class                                   3.19%                             2.67%

         (5) A portion of the Service Plan Fees of the PlanAhead Class have been waived for the Balanced and Limited-Term Income Funds since August 1, 1994. Returns prior to waivers for the Limited-Term Income Fund were 7.56%, 6.93% and 7.14% for the one, five and since inception periods and were 18.98% before waivers for the Balanced Fund for the one year period.

         Each class of a Fund may also use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a class of a Fund for the specific period. Such total returns reflect changes in share prices of a class of a Fund and assume reinvestment of dividends and distributions.

         Each Fund may give total returns from inception using the date when the current managers began active management as the inception date. However, returns using the actual inception date of the Fund will also be provided.

         In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times", "Barrons" and the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers.

         Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

         From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading Amer AAdvant.


                            DESCRIPTION OF THE TRUST

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

         The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The PlanAhead Class was later created to give individuals and other smaller investors an opportunity to invest in the American AAdvantage Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets.

         The corresponding Portfolios of the Balanced, Growth and Income and International Equity Funds utilize a multi- manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.



                      CONTROL PERSONS AND 5% SHAREHOLDERS

         The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1996:

American AAdvantage Balanced Fund
---------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof...............................68%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Growth and Income Fund
------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof...............................90%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage International Equity Fund
---------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof...............................88%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155

American AAdvantage Limited-Term Income Fund
--------------------------------------------
Retirement Advisors of America.............................................................................40%
5005 LBJ Freeway, Suite 1350
Dallas, Texas 75244

AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof...............................36%
4333 Amon Carter Boulevard
Fort Worth, Texas 76155


American AAdvantage Municipal Money Market Fund
-----------------------------------------------
Southwest Securities, Inc.................................................................................99%
1201 Elm Street, Suite 4300
Dallas, Texas 75270

American AAdvantage U.S. Treasury Money Market Fund
---------------------------------------------------
Southwest Securities, Inc.................................................................................74%
1201 Elm Street, Suite 4300
Dallas, Texas 75270

         AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof own 100% of the shares of the AMR Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Limited-Term Income Fund. Southwest Securities, Inc. owns 100% of the shares of the Platinum Class of the Money Market Fund, the Municipal Money Market Fund and the U.S. Treasury Money Market Fund.

         In addition, the following persons own more than 5% of the outstanding shares of a Fund or Class as of January 31, 1996:

                                                                      Total Fund   Institutional    PlanAhead
                                                                                       Class          Class
                                                                      ----------   ------------     ---------
 American AAdvantage Balanced Fund
 ---------------------------------
 Retirement Advisors of America                                              16%            53%
    5005 LBJ Freeway, Suite 1350
    Dallas, TX 75244
 Sky Chefs Master Trust                                                      10%            33%
    601 Ryan Plaza Drive
    Arlington, Texas 76011
 NA Bank & Co.                                                                0%                           33%
    P.O. Box 2180
    Tulsa, Oklahoma 74101
 Berg Electronics Inc. Savings Plan                                           0%                           26%
    4 New York Plaza - EBS 4th. Floor
    New York, New York 10004-2413
 Technical Products Group Inc. Retirement & Savings Plan                      0%                            7%
    2929 Allen Parkway, Suite 2500
    Houston, Texas 77019
 Chancellor Limited Partnership                                               0%                            7%
    5005 LBJ Freeway, Suite 630
    Dallas, Texas 75244-6136
 EPR Limited Partnership                                                      0%                            6%
    5005 LBJ Freeway, Suite 630
    Dallas, Texas 75244-6136

 American AAdvantage Growth and Income Fund
 ------------------------------------------
 Retirement Advisors of America                                               5%            60%
    5005 LBJ Freeway, Suite 1350
    Dallas, Texas 75244
 Coca-Cola Retirement Plan                                                    1%            15%
    Hamill and Company (Trust Operations)
    P.O. Box 6558
    Houston, TX 77252-2558
 Wachovia Bank of North Carolina                                              1%             7%
    P.O. Box 3002
    Winston-Salem, North Carolina 27102

                                                                          Total   Institutional    PlanAhead
                                                                          Fund       Class          Class
                                                                         ------   -------------    ---------
 Berg Electronics Inc. Savings Plan                                           0%                           38%
    4 New York Plaza - EBS 4th. Floor
    New York, New York 10004-2413
 Crowe & Dunlevy Profit sharing and Thrift Plan                               0%                           13%
    20 N. Broadway, Suite 1800
    Oklahoma City, Oklahoma 73102-8203
 Technical Products Group Inc. Retirement & Savings Plan                      0%                           12%
    2929 Allen Parkway, Suite 2500
    Houston, Texas 77019

 American AAdvantage International Equity Fund
 ---------------------------------------------
 NA Bank & Co.                                                                5%            46%
    P.O. Box 2180
    Tulsa, Oklahoma 74101
 Retirement Advisors of America
    5005 LBJ Freeway, Suite 1350                                              3%            31%
    Dallas, Texas 75244
 Wachovia Bank of North Carolina                                              1%             9%
    P.O. Box 3002
    Winston-Salem, North Carolina 27102
 Clarence Arthur & Co.                                                        1%             6%
    AmeriTrust, Texas N.A.
    P.O. Box 951405
    Dallas, TX 75395-1405
 Crowe & Dunlevy Profit Sharing and Thrift Plan                               0%                           19%
    20 N. Broadway, Suite 1800
    Oklahoma City, Oklahoma 73102-8203
 DLJ Securities Corp.                                                         0%                           16%
    P.O. Box 2052
    Jersey City, NJ 07303-2052
 William R. Fulgham                                                           0%                           11%
    P.O. Box 585
    Gleneden Beach, OR 97388-0584
 Chancellor Limited Partnership                                               0%                            6%
    5005 LBJ Freeway, Suite 630
    Dallas, Texas 75244-6136
 John May                                                                     0%                            6%
    P.O. Box 584
    Gleneden Beach, Oregon 97388-0584

 American AAdvantage Limited-Term Income Fund
 --------------------------------------------
 Retirement Advisors of America                                              40%            64%
   5005 LBJ Freeway, Suite 1350
   Dallas, Texas 75244
 Wachovia Bank of North Carolina                                              7%            12%
   P.O. Box 3002
   Winston-Salem, North Carolina 27102
 Zale Lipshy University Hospital                                              5%             9%
   5151 Harry Hines Blvd.
   Dallas, TX 75235-7786
 Technical Products Group Inc. Retirement and Savings Plan                    0%                           30%
    2929 Allen Parkway, Suite 2500
    Houston, Texas 77019
 Crowe & Dunlevy Profit Sharing and Thrift Plan                               0%                           17%
    20 N. Broadway, Suite 1800
    Oklahoma City, Oklahoma 73102-8203
 Berg Electronics Inc. Savings Plan                                           0%                           14%
    4 New York Plaza - EBS 4th. Floor
    New York, New York 10004-2413

                                                                           Total     Institutional       PlanAhead
                                                                           Fund          Class             Class
                                                                          -------    --------------      ----------
 Chancellor Limited Partnership                                               0%                           12%
    5005 LBJ Freeway, Suite 630
    Dallas, Texas 75244-6136
 Peter C. Maffei IRA                                                          0%                            6%
    P.O. Box 5900
    Denver, Colorado 80217-5900
 William R. Fulgham                                                           0%                            5%
    P.O. Box 585
    Gleneden Beach, OR 97388-0584

 American AAdvantage Money Market Fund
 -------------------------------------
 NA Bank & Co.                                                               11%            12%
   P.O. Box 2180
   Tulsa, Oklahoma 74101
 City of Chicago International Airport Revenue Bonds                          8%             9%
   Harris Trust and Savings Bank(Indenture Trust Division)
   P.O. Box 755
   Chicago, Illinois 60690
 Alliance Airport Authority                                                   7%             8%
   Bank One, Texas, NA (Corporate Trust Department)
   500 Throckmorton
   Fort Worth, Texas 76113-2604
 Dallas/Fort Worth International Airport Revenue Bonds                        7%             7%
   AmeriTrust Texas, N.A. (Corporate Trust Department)
   P.O. Box 2320
   Dallas, TX 75221-2320
 NationsBank Trust Department (Securities Lending Assets)                     6%             7%
   P.O. Box 83222, BC 492-16
   Dallas, Texas 75283
 Shell Oil Company                                                            5%             6%
   Two Shell Plaza
   P.O. Box 2099
   Houston, TX 77252
 Southwest Securities, Inc.                                                   5%
   1201 Elm Street, Suite 4300
   Dallas, Texas 75270
 Tulsa Municipal Airport Trust                                                5%             5%
   Bank of Oklahoma Trust Administration
   P.O. Box 3200
   Tulsa, Oklahoma 74192
 Confederated Tribes of the Grande Ronde Community of                         0%                            6%
   Oregon
   9615 Garande Ronde Road
   Grande Ronde, OR 97347-9712

 American AAdvantage Municipal Money Market Fund
 -----------------------------------------------
 Samuel Mizener                                                               0%                           32%
    146 Village Court
    Pittsburgh, PA 15241-2474
 Rose G. Averbach                                                             0%                           18%
    6323 Beacon Street
    Pittsburgh, PA 15217-1801

                                                                      Total Fund   Institutional    PlanAhead
                                                                                       Class          Class
                                                                      ----------   ------------     ---------
 Howard S. Averbach                                                           0%                           17%
    5551 Centre Ave. #409
    Pittsburgh, PA 15232-1257
 Nancy B. Gold                                                                0%                           17%
    1454 Barnsdale Street
    Pittsburgh, PA 15217-1308
 Kenneth M. and Renee K. Chamblee                                             0%                            7%
    417 River Valley
    Arlington, Texas 76006-3646
 Onex Food Services                                                           0%            80%
    601 Ryan Plaza Drive
    Arlington, Texas 76011
 Clarence Arthur & Co.                                                        0%            14%
    Ameritrust, Texas N.A.
    P.O. Box 951405
    Dallas, TX 75395-1405
 AMR Investment Services, Inc.                                                0%             6%
    P.O. Box 619003 MD 5645
    DFW Airport, TX 75261-9003

 American AAdvantage U.S. Treasury Money Market Fund
 ---------------------------------------------------
 Lone Star Airport Improvement Authority                                      6%            25%
    First National Bank of Chicago
    One First National Place
    Chicago, Illinois 60670
 Hare & Co.                                                                   6%            23%
    Bank of New York (Special Prcessing Dept.)
    One Wall Street
    New York, NY 10286
 Grapevine Industrial Development Corp                                        5%            20%
    First National Bank of Chicago
    One First National Place
    Chicago, Illinois 60670
 All Saints Hospital                                                          5%            21%
    1400 8th Avenue
    Fort Worth, Texas 76104
 British American Insurance Company                                           2%             9%
    P.O. Box 1590
    Dallas, Texas 75221-1590
 Family Orthopedic Association Profit Sharing Plan                            0%                           42%
    8953 Bath Road
    Byron, MI 48418-9785
 David J. & Jill E. Mancini                                                   0%                           22%
    1632 Dale Street
    San Diego, CA 92102-1428
 Joseph R. Thomas, IRA                                                        0%                           14%
    2898 NW 24th Court
    Boca Raton, Florida 33431-6201
 Bonnie M. Kroll                                                              0%                            9%
    230 Belmont Ave.
    Ambler, PA 19002-5908

                               OTHER INFORMATION

         American Depository Receipts (ADRs), European Depository Receipts
(EDRs)-ADRs are depository receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

         Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate
notes/bonds.   Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

         Bankers' Acceptances-Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

         Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

         Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

         Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

         Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

         Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The corresponding Portfolio of the International Equity Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

         Forward contracts may serve as long hedges -- for example, the Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, the Portfolio may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

         The cost to the Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

         Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Current Securities and Exchange Commission policy requires that cash or high grade liquid debt securities be set aside in a sufficient amount to cover any cross hedging or other currency exchange contract that is deemed to be speculative. These assets will be maintained in a segregated account and marked to market daily.

         Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

         Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation. Futures are traded on both U.S. and foreign commodities exchanges. Only currency futures will be permitted in the corresponding Portfolio of the International Equity Fund. Futures contracts will be traded for the same purposes as entering into forward contracts.

         The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good- faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a futures exchange to increase the level of its initial margin payment.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

         To the extent that the Portfolio enters into futures contracts, traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts and options on futures contracts.

         Futures contracts require the segregation of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high grade liquid debt securities.

         General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

         Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

         Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

         Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

         The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

         Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates .

                 Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

                 Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are basked by pools of mortgage loans.

         (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

         (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC.
Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United

States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

         (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

         (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolios of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

        Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

         Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

         The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

         The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

         Thomson BankWatch ("Bankwatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         IBCA's four highest long term obligation ratings are AAA, AA, A and BBB. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. AA obligations have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk. Obligations rated BBB have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

         Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

         Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

         Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

         IBCA's short-term rating of A1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment.

         The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk- free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F- 1+ and F-1 ratings.

         Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g.., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

         Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

         Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

         Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

         Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

         Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

         Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

         Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

         U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

         U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

         Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

         Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

         Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

         (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

         Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

         The American AAdvantage Funds' Annual Report to shareholders for the fiscal year ended October 31, 1995, is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                               TABLE OF CONTENTS




Investment Restrictions......................................................


Trustees and Officers........................................................


Management, Administrative Services and Distribution Fees....................


Approach to Stock Selection..................................................


Redemptions in Kind..........................................................


Expense Limitations..........................................................


Investment Advisory Agreements...............................................


Portfolio Securities Transactions............................................


Net Asset Value..............................................................


Tax Information..............................................................


Yield and Total Return Quotations............................................


Description of the Trust.....................................................


Control Persons and 5% Shareholders..........................................


Other Information............................................................


Financial Statements.........................................................